REVOCABLE PROXY

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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FRATERNITY COMMUNITY BANCORP, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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[FRATERNITY COMMUNITY BANCORP, INC. LETTERHEAD]

April 12, 2013

Dear Stockholder:

We invite you to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Fraternity Community Bancorp, Inc. (the “Company”) to be held at the main office of Fraternity Federal Savings and Loan Association located at 764 Washington Boulevard, Baltimore, Maryland, on Tuesday, May 14, 2013, at 4:00 p.m., local time.

The attached Notice of Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of Fraternity Federal Savings and Loan Association, the Company’s wholly owned subsidiary. Directors and officers of the Company and the Association will be present to respond to any questions the stockholders may have.

ON BEHALF OF THE BOARD OF DIRECTORS, WE URGE YOU TO SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD OR VOTING INSTRUCTION CARD AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. Your vote is important, regardless of the number of shares you own. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the Annual Meeting.

On behalf of the Board of Directors and all the employees of Fraternity Community Bancorp and Fraternity Federal Savings and Loan Association, I wish to thank you for your continued support.

Sincerely,

/s/ Thomas K. Sterner THOMAS K. STERNER
Chairman of the Board, Chief Executive Officer and Chief Financial Officer

[FRATERNITY COMMUNITY BANCORP, INC. LOGO]

Fraternity Community Bancorp, Inc.

764 Washington Boulevard

Baltimore, Maryland 21230

(410) 539-1313

NOTICE OF 2013 ANNUAL MEETING OF STOCKHOLDERS

TIME AND DATE	4:00 p.m. on Tuesday, May 14, 2013

PLACE	Fraternity Federal Savings and Loan Association
764 Washington Boulevard
Baltimore, Maryland

ITEMS OF BUSINESS	(1) To elect one director to serve for a term of three years;

(2) To ratify the selection of Stegman & Company as our independent registered public accounting firm for the fiscal year ending December 31, 2013;

(3) To vote on a non-binding resolution to approve the compensation of the named executive officers;

(4) To vote on the frequency of the advisory vote on the compensation of the named executive officers; and

(5) Such other business as may properly come before the meeting. The Board of Directors is not aware of any other business to come before the meeting.

RECORD DATE	In order to vote, you must have been a stockholder at the close of business on April 1, 2013.

PROXY VOTING	It is important that your shares be represented and voted at the meeting. You can vote your shares by completing and returning the proxy card or voting instruction card sent to you. You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the proxy statement.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ M. Celeste Tolson M. CELESTE TOLSON
Corporate Secretary

Baltimore, Maryland

April 12, 2013

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to be held on May 14, 2013.

The proxy statement, proxy card and annual report to stockholders are available on the Internet at http://www.cfpproxy.com/6986.

PROXY STATEMENT

GENERAL INFORMATION

We are providing this proxy statement to you in connection with the solicitation of proxies by the Board of Directors of Fraternity Community Bancorp, Inc. for the 2013 annual meeting of stockholders and for any adjournment or postponement of the meeting. In this proxy statement, we may also refer to Fraternity Community Bancorp, Inc. as “Fraternity Community Bancorp,” the “Company,” “we,” “our” or “us.” Fraternity Community Bancorp is the holding company for Fraternity Federal Savings and Loan Association. In this proxy statement, we may also refer to Fraternity Federal Savings and Loan Association as “Fraternity Federal” or the “Association.”

We are holding the 2013 annual meeting at the main office of Fraternity Federal Savings and Loan Association located at 764 Washington Boulevard, Baltimore, Maryland, on Tuesday, May 14, 2013 at 4:00 p.m., local time.

We intend to mail this proxy statement and the enclosed proxy card to stockholders of record beginning on or about April 12, 2013.

INFORMATION ABOUT VOTING

Who Can Vote at the Meeting

You are entitled to vote the shares of Fraternity Community Bancorp common stock that you owned as of the close of business on April 1, 2013. As of the close of business on April 1, 2013, a total of 1,472,100 shares of Fraternity Community Bancorp common stock were outstanding. Each share of common stock has one vote.

The Company’s Articles of Incorporation provide that record holders of the Company’s common stock who beneficially own, either directly or indirectly, in excess of 10% of the Company’s outstanding shares are not entitled to any vote with respect to the shares held in excess of the 10% limit. With respect to shares held by a broker, bank or nominee, the Company generally will look beyond the holder of the shares to the person or entity for whom the shares are held when applying the voting limitation. However, where the ultimate owner of the shares has granted voting authority to the broker, bank or nominee that holds the shares, the Company will apply the 10% voting limitation to the broker, bank or nominee.

Ownership of Shares; Attending the Meeting

You may own shares of Fraternity Community Bancorp in one of the following ways:

•	Directly in your name as the stockholder of record;

•	Indirectly through a broker, bank or other holder of record in “street name”; or

•	Indirectly in the Fraternity Federal Savings and Loan Association Employee Stock Ownership Plan (the “ESOP”) or the Fraternity Federal Savings and Loan Association 401(k) Plan (the “401(k) Plan”).

If your shares are registered directly in your name, you are the holder of record of these shares and we are sending these proxy materials directly to you. As the holder of record, you have the right to give your proxy directly to us or to vote in person at the meeting.

If you hold your shares in street name, your broker, bank or other holder of record is sending these proxy materials to you. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote by filling out a voting instruction card that accompanies your proxy materials. Your broker, bank or other holder of record may allow you to provide voting instructions by telephone or by the Internet. Please see the voting instruction card provided by your broker, bank or other holder of record that accompanies this proxy statement. If you hold your shares in street name, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Fraternity Community Bancorp common stock held in street name in person at the meeting, you must obtain a written proxy in your name from the broker, bank or other nominee who is the record holder of your shares.

If you are a participant in the ESOP or the 401(k) Plan, see “Participants in the Fraternity Federal Savings and Loan Association ESOP and 401(k) Plan” below for information on how to vote your shares.

Quorum and Vote Required

Quorum. We will have a quorum and will be able to conduct the business of the annual meeting if the holders of a majority of the outstanding shares of common stock entitled to vote are present at the meeting, either in person or by proxy.

Votes Required for Proposals. At this year’s annual meeting, stockholders will elect one director to serve for a term of three years. In voting on the election of directors, you may vote in favor of a nominee, withhold votes as to all nominees, or withhold votes as to a specific nominee. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the greatest number of votes will be elected.

In voting on the ratification of the appointment of Stegman & Company as our independent registered public accounting firm, you may vote in favor of the proposal, vote against the proposal, or abstain from voting. To ratify the selection of Stegman & Company as our independent registered public accounting firm for fiscal 2013, the affirmative vote of a majority of the votes cast at the annual meeting is required.

In the advisory vote on the non-binding resolution to approve the compensation of the named executive officers, you may vote in favor of the proposal, vote against the proposal or abstain from voting. To approve the non-binding resolution on an advisory basis, the affirmative vote of a majority of the votes cast at the annual meeting is required.

In the advisory vote on the frequency of the stockholder vote to approve the compensation of the named executive officers, you may vote for a frequency of every one, two, or three years or abstain from voting. The option of one year, two years or three years that receives the highest number of votes cast will be the frequency selected by the Company’s stockholders.

How We Count Votes. If you return valid proxy instructions or attend the meeting in person, we will count your shares for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes, if any, also will be counted for purposes of determining the existence of a quorum.

In the election of directors, votes that are withheld and broker non-votes will have no effect on the outcome of the election.

In counting the votes on the proposal to ratify the appointment of the independent registered public accountants, the non-binding resolution to approve the compensation of the named executive officers and the proposal with respect to the frequency of the stockholder vote to approve the compensation of the named executive officers, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the outcome of the voting on the proposals.

Effect of Not Casting Your Vote. If you hold your shares in street name it is critical that you cast your vote if you want it to count in the election of directors or on either of the advisory votes regarding the compensation of our named executive officers (Proposals 1, 3 and 4 of this proxy statement). Current regulations restrict the ability of your bank or broker to vote your uninstructed shares in the election of directors and other matters on a discretionary basis. Thus, if you hold your shares in street name and you do not instruct your bank or broker how to vote in the election of directors or with respect to the advisory votes regarding the compensation of our named executive officers, no votes will be cast on these matters on your behalf. These are referred to as broker non-votes. Your bank or broker does, however, continue to have discretion to vote any uninstructed shares on the ratification of the appointment of the Company’s independent registered public accounting firm (Proposal 2 of this proxy statement).

Voting by Proxy

The Board of Directors of Fraternity Community Bancorp is sending you this proxy statement for the purpose of requesting that you allow your shares of Fraternity Community Bancorp common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of Fraternity Community Bancorp common stock represented at the annual meeting by properly executed and dated proxy cards will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors.

The Board of Directors recommends that you vote:

•	“FOR” the nominee for director;

•	“FOR” ratification of the appointment of Stegman & Company as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013;

•	“FOR” the approval of the compensation of the named executive officers; and

•	To hold the advisory vote to approve the compensation of the named executive officers every year.

If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their own best judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the annual meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your Fraternity Community Bancorp common stock may be voted by the persons named in the proxy card on the new annual meeting date as well, unless you have revoked your proxy. We do not know of any other matters to be presented at the annual meeting.

You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy, you must either advise the Corporate Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later-dated proxy or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

Participants in the Fraternity Federal Savings and Loan Association ESOP and 401(k) Plan

If you participate in the Fraternity Federal Savings and Loan Association Employee Stock Ownership Plan (the “ESOP”) or the Fraternity Federal Savings and Loan Association 401(k) Plan (the “401(k) Plan”) you will receive voting instruction cards that reflect all shares you may vote under the plans. Under the terms of the ESOP, the ESOP trustee votes all allocated shares of Company common stock held by the ESOP, as directed by the plan participants. The ESOP trustee, subject to the exercise of its fiduciary duties, will vote all unallocated shares of Company common stock held by the ESOP and allocated shares for which timely voting instructions are not received in a manner calculated to most accurately reflect the instructions the ESOP trustee receives from participants. Under the terms of the 401(k) Plan, a participant is entitled to direct the trustees as to the voting of shares in the Fraternity Community Bancorp Stock Fund credited to his or her account. The trustees, subject to the exercise of their fiduciary duties, will vote all shares for which no directions are given or for which instructions were not timely received in a manner calculated to most accurately reflect the instructions the trustees receive from participants. The deadline for returning your voting instructions is 11:59 p.m., Eastern Time, on Tuesday, May 7, 2013.

CORPORATE GOVERNANCE AND BOARD MATTERS

Director Independence

The Company’s Board of Directors currently consists of five members, all of whom, as well as the nominee for director, are independent under the listing standards of the NASDAQ Stock Market, except for Thomas K. Sterner, who serves as Chairman of the Board, Chief Executive Officer and Chief Financial Officer of Fraternity Community Bancorp and Fraternity Federal Savings and Loan Association, and Richard C. Schultze, who serves as President and Chief Operating Officer of Fraternity Community Bancorp and Fraternity Federal Savings and Loan Association. In determining the independence of its directors, the Board considered transactions, relationships and arrangements between the Company and its directors that are not required to be disclosed in this proxy statement under the heading “Other Information Relating to Directors and Executive Officers —Transactions with Related Persons,” including loans or lines of credit that the Association has directly or indirectly made to officers, directors and related parties.

Board Leadership Structure and Board’s Role in Risk Oversight

The positions of Chairman of the Board, Chief Executive Officer and Chief Financial Officer of the Company are each held by Thomas K. Sterner. The Chairman of the Board has no greater nor lesser vote on matters considered by the Board than any other director, and the Chairman does not vote on any related party transaction. All directors of the Company, including the Chairman, are bound by fiduciary obligations, imposed by law, to serve the best interests of the stockholders. The Board’s decision regarding how to structure its leadership is based on its familiarity and comfort with the Chief Executive Officer and its belief in the potential efficiencies of having the Chief Executive Officer also serve in the role of Chief Financial Officer and Chairman of the Board.

To further strengthen the regular oversight of the full Board, all various committees of the Board are comprised of independent directors. The Compensation Committee of the Board consists solely of independent directors. The Compensation Committee reviews and evaluates the performance of all executive officers of the Company, including the Chief Executive Officer, and reports to the Board. In addition, the Audit Committee, which is comprised solely of independent directors, oversees the Company’s financial practices, regulatory compliance, accounting procedures and financial reporting functions. In the opinion of the Board of Directors, an independent chairman does not add any value to this already effective process.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. The Company faces a number of risks, including credit, interest rate, liquidity, operational, strategic and reputation risks. Management is responsible for the day-to-day management of risks the Company faces, while the Board of Directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. To do this, the Board meets regularly with management to discuss strategy and the risks facing the Company. Senior management attends the Board meetings and is available to address any questions or concerns raised by the Board on risk management and any other matters. The independent members of the Board work together to provide strong, independent oversight of the Company’s management and affairs through its standing committees and, when necessary, special meetings of independent directors.

Committees of the Board of Directors

The following table identifies our standing committees and their members. All members of each committee are independent in accordance with the listing requirements of the NASDAQ Stock Market. The Board’s Audit, Compensation, and Nominating/Corporate Governance Committees each operate under a written charter that is approved by the Board of Directors. Each committee reviews and reassesses the adequacy of its charter at least annually.

Director	Audit Committee	Compensation Committee	Nominating/ Corporate Governance Committee

William J. Baird, Jr.	X	X	X
William D. Norton	X*	X*
Michael P. O’Shea	X	X	X*
Richard C. Schultze
Thomas K. Sterner

Number of Meetings in 2012	9	1	1

*	Denotes Chairperson

Audit Committee. The Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is responsible for providing oversight relating to our financial statements and financial reporting process, systems of internal accounting and financial controls, internal audit function, annual independent audit and the compliance and ethics programs established by management and the Board. The Board of Directors has designated William D. Norton as an audit committee financial expert under the rules of the Securities and Exchange Commission. The Board of Directors has adopted a written charter for the Audit Committee. The Audit Committee Charter is posted on the Company’s website at http://www.fraternityfed.com/investor-relations.aspx.

Compensation Committee. The Compensation Committee is responsible for human resource policies, salaries and benefits, incentive compensation, executive development and management succession planning. In addition to reviewing competitive market values, the Compensation Committee also examines the total compensation mix, pay-for-performance relationship, and how all elements, in the aggregate, comprise the executives’ total compensation package. The Compensation Committee reports its evaluations and findings to the full Board of Directors. The Company’s only two executive officers, the Chief Executive Officer and the President, do not participate in deliberations regarding their own compensation. The Board of Directors has adopted a written charter for the Compensation Committee. The Compensation Committee Charter is posted on the Company’s website at http://www.fraternityfed.com/investor-relations.aspx.

Nominating/Corporate Governance Committee. The Nominating/Corporate Governance Committee is responsible for identifying individuals qualified to become Board members and recommending a group of nominees for election as directors at each annual meeting of stockholders, ensuring the Board and its committees have the benefit of qualified and experienced independent directors, and developing a set of corporate governance policies and procedures. The Board of Directors has adopted a written charter for the Nominating/Corporate Governance Committee. The Nominating/Corporate Governance Committee Charter is posted on the Company’s website at http://www.fraternityfed.com/investor-relations.aspx.

Minimum Qualifications. The Nominating/Corporate Governance Committee has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors. First, a candidate must meet the eligibility requirements set forth in the Company’s governing documents. In particular, the Company’s Bylaws include a requirement that the candidate not have been subject to certain criminal or regulatory actions. A candidate also must meet any qualification requirements set forth in any Board or committee governing documents.

The Nominating/Corporate Governance Committee will consider the following criteria in selecting nominees for initial election or appointment to the Board: financial, regulatory and business experience; familiarity with and participation in the local community; integrity, honesty and reputation; dedication to the Company and its stockholders; independence; and any other factors the Nominating/ Corporate Governance Committee deems relevant, including age, diversity, size of the Board of Directors and regulatory disclosure obligations. In its consideration of diversity, the Nominating/Corporate Governance Committee seeks to create a Board with a diverse set of skills and experience with respect to management and leadership, vision and strategy, accounting and finance, business operations and judgment, and industry knowledge.

In addition, prior to nominating an existing director for re-election to the Board of Directors, the Nominating/Corporate Governance Committee will consider and review an existing director’s Board and committee attendance and performance; length of board service; the experience, skills and contributions that the existing director brings to the Board; and independence.

Director Nomination Process. The process that the Nominating/Corporate Governance Committee follows when it identifies and evaluates individuals to be nominated for election to the Board of Directors is as follows:

Identification. For purposes of identifying nominees for the Board of Directors, the Nominating/ Corporate Governance Committee relies on personal contacts of the committee members and other members of the Board of Directors, as well as its knowledge of members of the local communities served by the Association. The Nominating/Corporate Governance Committee will also consider director candidates recommended by stockholders in accordance with the policy and procedures set forth below. The Nominating/Corporate Governance Committee has not previously used an independent search firm in identifying nominees.

Evaluation. In evaluating potential nominees, the Nominating/Corporate Governance Committee determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the selection criteria set forth above. In addition, the Nominating/ Corporate Governance Committee will conduct a check of the individual’s background and interview the candidate.

Consideration of Recommendations by Stockholders. It is the policy of the Nominating/ Corporate Governance Committee to consider director candidates recommended by stockholders who appear to be qualified to serve on the Company’s Board of Directors. The Nominating/Corporate Governance Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating/Corporate Governance Committee does not perceive a need to increase the size of the Board of Directors. In order to avoid the unnecessary use of the Nominating/Corporate Governance Committee’s resources, the Nominating/Corporate Governance Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

Procedures to be Followed by Stockholders. To submit a recommendation of a director candidate to the Nominating/Corporate Governance Committee, a stockholder should submit the following information in writing, addressed to the Chairman of the Nominating/Corporate Governance Committee, care of the Corporate Secretary, at the main office of the Company:

1.	The name of the person recommended as a director candidate;

2.	All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended;

3.	The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

4.	As to the stockholder making the recommendation, the name and address of such stockholder, as they appear on the Company’s books, provided, however, that if the stockholder is not a registered holder of the Company’s common stock, the stockholder should submit his or her name and address along with a current written statement from the record holder of the shares that reflects ownership of the Company’s common stock; and

5.	A statement disclosing whether such stockholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

In order for a director candidate to be considered for nomination at the Company’s annual meeting of stockholders, the recommendation must be received by the Nominating/Corporate Governance Committee at least 120 calendar days prior to the date the Company’s proxy statement was released to stockholders in connection with the previous year’s annual meeting, advanced by one year.

Board and Committee Meetings

During the fiscal year ended December 31, 2012, the Board of Directors of the Company held 14 regular meetings and no special meetings, and the Board of Directors of the Association held 26 regular meetings and no special meetings. No director attended fewer than 75% of the total meetings of the Boards of Directors and Committees on which he served.

Director Attendance at Annual Meeting of Stockholders

While the Company has no formal policy on director attendance at the annual meeting of stockholders, all directors are encouraged to attend. All directors attended the Company’s 2012 annual meeting of stockholders.

Code of Ethics and Business Conduct

Fraternity Community Bancorp has adopted a Code of Ethics and Business Conduct that is designed to ensure that the Company’s directors and employees meet the highest standards of ethical conduct. The Code of Ethics and Business Conduct, which applies to all employees, officers and directors, addresses conflicts of interest, the treatment of confidential information, general employee conduct and compliance with applicable laws, rules and regulations. In addition, the Code of Ethics and Business Conduct is designed to deter wrongdoing and promote honest and ethical conduct, the avoidance of conflicts of interest, full and accurate disclosure and compliance with all applicable laws, rules and regulations.

Director Compensation

The following table provides the compensation received by individuals, who are not executive officers, who served as directors of the Company and the Association during the year ended December 31, 2012.

	Fees Earned or Paid in Cash	Total
William J. Baird, Jr.	$17,175	$17,175
William D. Norton	19,550	19,550
Michael P. O’Shea	19,712	19,712

Cash Retainers and Meeting Fees for Non-Employee Directors. The following table sets forth the applicable fees that are paid to our non-employee directors for their service on the Board of Directors of Fraternity Federal Savings and Loan Association. Members of the Board of Directors of Fraternity Community Bancorp do not receive additional fees for service on the Company’s Board of Directors.

Board of Directors of Fraternity Federal Savings and Loan Association:

Fee for each Board meeting attended	$662
Additional fee for each asset and liability committee and loan committee meeting attended	125

Director Retirement Policy

In 2009, Fraternity Federal established a director retirement program under which Messrs. O’Shea and Norton participate. Pursuant to that program, each director will receive an annual retirement benefit of $16,000, payable for 10 years, beginning upon his retirement at age 75.

AUDIT RELATED MATTERS

Report of the Audit Committee

The Company’s management is responsible for the Company’s internal controls and financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those financial statements with generally accepted accounting principles. The Audit Committee oversees the Company’s internal controls and financial reporting on behalf of the Board of Directors.

In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed pursuant to U.S. Auditing Standards No. 380 (The Auditor’s Communication With Those Charged With Governance), including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.

In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board and has discussed with the independent registered public accounting firm the auditors’ independence from the Company and its management. In concluding that the auditors are independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the auditors were compatible with its independence.

The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for its audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of its examination, its evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm who, in its report, express an opinion on the conformity of the Company’s financial statements to generally accepted accounting principles. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not assure that the Company’s financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company’s consolidated financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board or that the Company’s independent registered public accounting firm is in fact “independent.”

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 for filing with the Securities and Exchange Commission. The Audit Committee and the Board of Directors also have approved, subject to stockholder ratification, the selection of Stegman & Company as the Company’s independent registered public accounting firm for the 2013 fiscal year.

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

OF FRATERNITY COMMUNITY BANCORP, INC.

William D. Norton (Chairman)

Michael P. O’Shea

William J. Baird, Jr.

Auditor Fees

The following table sets forth the fees billed to the Company for the fiscal years ended December 31, 2012 and 2011 by Stegman & Company:

	2012	2011
Audit fees (1)	$70,000	$110,750
Audit-related fees	—	—
Tax fees (2)	8,925	8,000
All other fees	652	3,623

Total	$79,577	$122,373

(1)	Audit fees consist of fees for professional services rendered for the audit of the Company and the Association and the Company’s consolidated financial statements. The amount also includes fees related to the review of financial statements included in the Company’s Quarterly Reports on Form 10-Q and Annual Report on Form 10-K as well as services normally provided by the independent auditor in connection with statutory and regulatory filings or engagements.
(2)	Tax services fees consist of fees for compliance tax services, including tax planning and advice and preparation of tax returns.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accountants

The Audit Committee is responsible for appointing and reviewing the work of the independent registered public accounting firm and setting the independent registered public accounting firm’s compensation. In accordance with its charter, the Audit Committee approves, in advance, all audit and permissible non-audit services to be performed by the independent registered public accounting firm. This approval process ensures that the independent registered public accounting firm does not provide any non-audit services to the Company that are prohibited by law or regulation. During the year ended December 31, 2012, all services were approved in advance by the Audit Committee in compliance with these procedures.

STOCK OWNERSHIP

Persons and groups beneficially owning in excess of 5% of the Company’s common stock are required to file certain reports with respect to such ownership pursuant to the Securities Exchange Act of 1934, as amended. The following table sets forth as of the Record Date, certain information as to the common stock beneficially owned by the only persons known to the Company to beneficially own more than 5% of the common stock, by each of the Company’s directors, by the non-director executive officers of the Company and by all executive officers and directors as a group.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (2)	Percent of Shares Outstanding (3)

Persons Owning Greater Than 5%:

Stilwell Value Partners II, L.P. (4) Stilwell Value Partners VII, L.P. Stilwell Partners, L.P. Stilwell Associates Insurance Fund of the S.A.L.I. Multi-Series Fund L.P. Stilwell Value LLC Stilwell Advisors LLC Joseph Stilwell 111 Broadway, 12th Floor New York, New York 10006	156,300	10.62%

Fraternity Federal Savings and Loan Association Employee Stock Ownership Plan Trust 764 Washington Boulevard Baltimore, Maryland 21230	126,960	8.62

Sandler O’Neill Asset Management, LLC (5) SOAM Holdings, LLC Terry Maltese 150 East 52nd Street, 30th Floor New York, New York 10022	147,500	10.02

Wellington Management Company, LLP (6) 280 Congress Street Boston, Massachusetts 02210	148,648	10.10

Ithan Creek Master Investors (Cayman) L.P. (7) Wellington Hedge Management, LLC c/o Wellington Management Company, LLC 280 Congress Street Boston, Massachusetts 02210	135,716	9.22

Directors:

William J. Baird, Jr.	—	—
William D. Norton	2,000		*
Michael P. O’Shea	2,000		*
Richard C. Schultze	20,258	1.38
Thomas K. Sterner	22,760	1.55

Director Nominee:

William J. Baird III	—	—

All executive officers and directors as a group (5 persons)	47,018	3.19%

*	Less than 1%.
(1)	All directors listed have the Company’s address, 764 Washington Boulevard, Baltimore, Maryland 21230.
(2)	In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner, for purposes of this table, of any share of common stock if he or she has or shares voting or investment power with respect to such common stock or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares. Unless otherwise indicated, the beneficial owner has sole voting and investment power with respect to the listed shares. ESOP shares are held in a suspense account for future allocation among participants as the loan used to purchase the shares is repaid. Shares held by the ESOP trust and allocated to the accounts of participants are voted in accordance with the participants’ instructions and unallocated shares are voted in the same ratio as ESOP participants direct the voting of allocated shares or, in the absence of such direction, in the ESOP trustees’ best judgment. As of the Record Date, 21,160 shares had been allocated. The amounts shown include the following shares held under the ESOP for the benefit of Mr. Schultze, 2,743 shares; and Mr. Sterner, 2,743 shares.
(3)	Based on 1,472,100 shares outstanding as of the Record Date.
(4)	Based on a Schedule 13D filed with the Securities and Exchange Commission on April 11, 2011. The Schedule 13D was filed by Joseph Stilwell with respect to the shares of Company common stock beneficially owned by Joseph Stilwell, including shares of Company common stock held in the names of Stilwell Value Partners II, L.P., Stilwell Value Partners VII, L.P., Stilwell Partners, L.P., and Stilwell Associates Insurance Fund of the S.A.L.I. Multi-Series Fund L.P. (the “Stilwell S.A.L.I. Fund”) in Joseph Stilwell’s capacities as the general partner of Stilwell Partners, L.P. and the managing member and 99% owner of Stilwell Value LLC, which is the general partner of Stilwell Value Partners II, L.P., and Stilwell Value Partners VII, L.P., and as the managing and sole member of Stilwell Advisors, LLC, which is the general partner of the Stilwell S.A.L.I. Fund. Stilwell Value Partners II, L.P., Stilwell Value Partners VII, L.P., Stilwell Partners, L.P., the Stilwell S.A.L.I. Fund, Stilwell Value LLC, Stilwell Advisors LLC and Joseph Stilwell each had shared voting power and shared dispositive power with respect to 156,300 shares of Company common stock.
(5)	Based on a Schedule 13G filed with the Securities and Exchange Commission on February 14, 2012 by (i) Sandler O’Neill Asset Management, LLC, a New York limited liability company (“SOAM”), with respect to 147,500 shares of Company common stock, which, it is deemed to beneficially own in its position as investment advisor to certain partnerships; (ii) SOAM Holdings, LLC a Delaware limited liability company (“Holdings”) with respect to 125,000 shares of Company common stock, which it is deemed to beneficially own as general partner to certain partnerships; and (iii) Terry Maltese, who does not own shares directly, but, by reason of his position as Managing Member of SOAM, may be deemed to beneficially own 147,500 shares of Company common stock. SOAM, Holdings and Terry Maltese share voting power and dispositive power with respect to the reported shares.
(6)	Based on a Schedule 13G/A filed with the Securities and Exchange Commission on February 14, 2013 by Wellington Management Company, LLC (“Wellington Management”), which, in its capacity as investment adviser, may be deemed to beneficially own 148,648 shares of Company common stock, which are held of record by clients of Wellington Management. Wellington Management shares voting power and dispositive power with respect to the reported shares.
(7)	Based on a Schedule 13G/A filed with the Securities and Exchange Commission on February 14, 2013 by Ithan Creek Master Investors (Cayman) L.P. (“Ithan Creek”), a Cayman Islands limited partnership, and Wellington Hedge Management, LLC (“Wellington Hedge Management”), a Massachusetts limited liability company, which is the sole general partner of Ithan Creek. Ithan Creek and Wellington Hedge Management each may be deemed to beneficially own 135,716 shares of Company common stock. Ithan Creek and Wellington Hedge Management share voting power and dispositive power with respect to 135,716 shares of Company common stock.

ITEMS TO BE VOTED ON BY STOCKHOLDERS

ITEM 1 — ELECTION OF DIRECTORS

The Company’s Board of Directors currently consists of five members who are elected for terms of three years, approximately one-third of whom are elected annually. The Board of Directors’ nominee for election this year, to serve for a three-year term or until his successor has been elected and qualified, is William J. Baird III who will fill the vacancy on the Board created by the retirement of William J. Baird, Jr. at the 2013 annual meeting.

Unless you indicate on the proxy card that your shares should not be voted for the nominee, the Board of Directors intends that the proxies solicited by it will be voted for the election of the Board’s nominee. If the nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors. At this time, we know of no reason why the nominee might be unable to serve.

The Board of Directors recommends a vote “FOR” the election of Mr. Baird.

Information regarding the Board of Directors’ nominee and the directors continuing in office is provided below. Unless otherwise stated, each individual has held his or her current occupation for the last five years. The age indicated for each individual is as of December 31, 2012. The starting year of service as a director relates to service on the board of directors of Fraternity Federal Savings and Loan Association.

Nominee for Election as Director

The nominee for election to serve for a three-year term is:

William J. Baird III has served as the Chief Financial Officer and Executive Director of Management Services of the Archdiocese of Baltimore since July 2010 where he is responsible for fiscal, technological, facilities, risk management and strategic planning activities. From April 2008 to July 2010, Mr. Baird served as the managing partner of Brown Advisory Services. He also served in various supervisory capacities with Deutsche Bank Alex Brown and its predecessor firms from April 1989 to October 2007. Mr. Baird is a member of the Boards of Directors of the Mercy Ridge Retirement Community, St. Mary’s Seminary and University and Associated Catholic Charities of Baltimore, the Loyola University Sellinger School of Business and serves on the Loyola Blakefield Board of Trustees. He has also volunteered as a youth sports coach. William J. Baird III is the son of director William J. Baird, Jr., who is retiring as a director effective upon the election of his successor. Mr. Baird was recommended to the Nominating/Corporate Governance Committee for inclusion on the Company’s proxy card by non-management directors and the Company’s Chief Executive Officer. Age 49.

Mr. Baird provides extensive management experience in both large and small firm settings as well as critical experience in risk management, financial, strategic planning and related matters. In addition, Mr. Baird’s continuous involvement in community and non-profit organizations and local matters is a vital component to a well-rounded Board.

Directors Continuing in Office

The following directors have terms ending in 2014:

Michael P. O’Shea has been the President and Chief Executive Officer of O’Shea Lumber Company since 1971. Director since 2002. Age 69.

Mr. O’Shea provides the Board with significant management, strategic and operational knowledge through his experience as President and Chief Executive Officer of O’Shea Lumber Company. In addition, Mr. O’Shea provides the Board of Directors with valuable insight regarding Fraternity Federal Savings and Loan Association’s market area through his experience as President and Chief Executive Officer of O’Shea Lumber Company over the past 40 years.

Richard C. Schultze has served with Fraternity Federal Savings and Loan Association since 1990 and has been our President and Chief Operating Officer since 1993. Director since 1993. Age 57.

Through his affiliation with Fraternity Federal Savings and Loan Association for over 20 years and with over 33 years in the banking industry, Mr. Schultze brings in-depth knowledge and understanding of the banking business and our history, operations and customer base. In addition, Mr. Schultze has been a resident of Fraternity Federal Savings and Loan Association’s market area for many years and is an active member of the community. Mr. Schultze’s active involvement in the community has helped him establish a network of contacts that greatly assists us in our marketing efforts.

The following directors have terms ending in 2015:

William D. Norton is the co-founder of and has served as an Executive Vice President of Red Bag Solutions since March 2002. In addition to co-founding Red Bag Solutions, Mr. Norton has been a Managing Member of Waste Processing Solutions Service Co. since May 2010. Director since 2003. Age 65.

Mr. Norton has lived in Fraternity Federal Savings and Loan Association’s market area for many years and has developed extensive ties to the market area. Additionally, Mr. Norton’s management experience as a small business owner of two other companies in the local area have provided him with leadership experience and expertise that is valuable to the Board of Directors.

Thomas K. Sterner has served with Fraternity Federal Savings and Loan Association since January 1988 and has been our Chairman of the Board and Chief Executive Officer since 1993. He also serves as our Chief Financial Officer. Director since 1993. Age 53.

Mr. Sterner’s over 32 years of banking experience, including 25 years with Fraternity Federal Savings and Loan Association, have provided him with strong leadership and managerial skills, as well as a deep understanding of the financial industry. In addition, Mr. Sterner’s knowledge of all aspects of our business and its history, combined with his success and strategic vision, position him well to serve as our Chairman, Chief Executive Officer and Chief Financial Officer.

ITEM 2—RATIFICATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has appointed Stegman & Company to be the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013, subject to ratification by stockholders. A representative of Stegman & Company is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

If the ratification of the appointment of the independent registered public accounting firm is not approved by stockholders at the annual meeting, the Audit Committee will consider other independent registered public accounting firms.

The Board of Directors recommends that stockholders vote “FOR” the ratification of the appointment of the independent registered public accounting firm.

ITEM 3—ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) requires, beginning in 2013, that we provide our stockholders with the opportunity to express their views, on a non-binding advisory basis, on the compensation of the named executive officers as disclosed in this proxy statement. This vote, which is often referred to as the “say-on-pay” vote, provides stockholders with the opportunity to endorse or not endorse the following resolution:

“Resolved, that the stockholders approve the compensation of the named executive officers, as described in the tabular disclosure regarding named executive officer compensation and the accompanying narrative disclosure in this proxy statement.”

Because your vote is advisory, it will not be binding upon the Board of Directors. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

The Board of Directors recommends a vote “FOR” approval of the compensation of the named executive officers.

ITEM 4—	ADVISORY VOTE ON THE FREQUENCY OF A STOCKHOLDER VOTE TO APPROVE EXECUTIVE COMPENSATION

The Dodd-Frank Act requires, among other things, that SEC-reporting companies obtain a non-binding stockholder vote on the frequency of the stockholder votes on executive compensation (at least once every six years) in addition to a non-binding stockholder vote on executive compensation (at least once every three years).

The proposal gives the Company’s stockholders the opportunity to determine whether the frequency of stockholder votes on executive compensation will be every one, two or three years. Stockholders are not being asked to approve or disapprove the Board’s recommendation, but rather to indicate their own choice as among the frequency options.

Because your vote is advisory, it will not be binding upon the Board of Directors. However, the Compensation Committee will take into account the outcome of the vote when considering the frequency of stockholder votes on executive compensation.

The Board of Directors unanimously recommends a vote for the approval of a stockholder vote to approve the compensation of the named executive officers being conducted “EVERY YEAR.”

EXECUTIVE COMPENSATION

Summary Compensation Table

The following information is furnished for our principal executive officer and the next most highly compensated executive officer whose total compensation for the year ended December 31, 2012 exceeded $100,000. No other executive officer received total compensation for the year of more than $100,000. These individuals are referred to in this proxy as “named executive officers.”

Name and Principal Position	Year	Salary	Bonus	All Other Compensation (1)	Total
Thomas K. Sterner	2012	$205,368	$—	$59,413	$264,781
Chairman of the Board, Chief Executive Officer and Chief Financial Officer	2011	205,368	—	56,253	261,621

Richard C. Schultze	2012	205,368	—	54,551	259,919
President and Chief Operating Officer	2011	205,368	—	51,204	256,572

(1)	Details of the amounts disclosed in the “All Other Compensation” for 2012 are provided in the table below:

	Mr. Sterner	Mr. Schultze
Director’s fees	$22,074	$17,212
401(k) employer contributions	10,343	10,343
Private use of company car	1,500	1,500
Deferred compensation program contribution	9,750	9,750
ESOP allocation	15,746	15,746

Total	$59,413	$54,551

Outstanding Equity Awards at End of Fiscal Year. Neither of the named executive officers had any outstanding awards at the end of the 2012 fiscal year as the Company has not yet adopted any such equity compensation plan.

Employment Agreements. Messrs. Sterner and Schultze entered into employment agreements with the Association on September 15, 2009, and with the Company on November 22, 2011. Each executive’s employment agreement contains the same general terms, except for the employment positions. The agreements provide for three-year terms, subject to annual renewal by the boards of directors for an additional year beyond the then-current expiration date. As extended, the term of the agreements with the Association currently expires on September 15, 2015, and the term of the agreements with the Company currently expires on September 15, 2015. Under the agreements, the current annual base salary for each of Messrs. Sterner and Schultze is $205,368. We may modify the amount of the base salaries under the agreements from time to time and will review the salaries not less than annually. We may also pay Messrs. Sterner and Schultze discretionary bonuses. The executives also participate in all standard benefit plans and programs we sponsor for employees or other officers and are provided with the use of an automobile. The payments and benefits paid by the Association will be subtracted from any amount or benefit due simultaneously to Messrs. Sterner and Schultze under similar provisions of their respective employment agreements with the Company.

In addition to providing for base salary and other benefits, the employment agreements with the Bank incorporate the terms of a deferred compensation program originally established in 2004. Pursuant to that program, we contribute $812.50 each month to a trust for the benefit of each of the executives. Each executive is fully vested in these contributions, plus any earnings on the contributions. Following their termination of employment, the trust will pay the accumulated benefit to Messrs. Sterner and Schultze weekly over a 15-year period. However, upon a change in control, the trust will pay the accumulated benefits in a single lump sum payment.

Under the employment agreements, if we terminate Messrs. Sterner’s or Schultze’s employment for “cause,” as that term is defined in the agreements, they will not receive compensation or benefits for any period of time after the termination date. If we terminate the executives’ employment without cause or if the executive terminates employment for “good reason,” we will continue to pay their base salary for 36 months. In addition, we will continue health and life insurance benefits for the executive and his dependents until the earlier of (i) the date the executive turns age 65, (ii) his death, or (iii) 36 months from his termination. The executives have good reason to terminate employment upon (i) a material diminution of base salary, (ii) a material diminution of authorities, duties or responsibilities, or (iii) a relocation of place of employment by more than 30 miles.

If we, or our successor, terminate Messrs. Sterner’s or Schultze’s employment during the term of the employment agreements following a change in control or if they voluntarily terminate employment with us or our successor during the term of the agreements for “good reason” (as described above) following a change in control, the applicable executive will receive a lump sum severance benefit equal to 2.99 times his average taxable income for the five taxable years preceding the change in control. In addition, we will continue health and life insurance benefits for the executive and his dependents until the earlier of (i) the date the he turns age 65, (ii) his death, or (iii) 36 months from his termination.

Section 280G of the Internal Revenue Code provides that severance payments that equal or exceed three times the individual’s “base amount” are deemed to be “excess parachute payments” if they are contingent upon a change in control. These amounts are referred to as “excess parachute payments.” Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of the payment in excess of the base amount, and we would not be entitled to a federal income tax deduction for any amount above the base amount. For purposes of Section 280G, an individual’s “base amount” generally equals his average annual taxable compensation for the five taxable years preceding the year in which the change in control occurs. The employment agreements allow, but do not require, the executives to reduce their change in control payments to the extent necessary to ensure that they will not receive “excess parachute payments.” Which otherwise would result in the imposition of an excise tax and loss of the tax deduction.

Supplemental Executive Retirement Plans. On September 15, 2009, the Association established the Fraternity Federal Savings and Loan Association Supplemental Executive Retirement Plan (the “SERP”). In addition, on November 22, 2011, the Association adopted a separate supplemental executive retirement plan (“Excess Benefit SERP”) to provide for supplemental retirement benefits with respect to the employee stock ownership plan and 401(k) plan. Only Messrs. Sterner and Schultz participate in the SERP and the Excess Benefit SERP.

Under the terms of the SERP, if Mr. Sterner or Mr. Schultze terminates employment after attaining age 65, we will pay an annual retirement benefit of $90,115 for Mr. Sterner and $65,196 for Mr. Schultze for 15 years (the “Normal Retirement Benefit”). If either executive terminates employment before attaining age 65, we will pay him a reduced retirement benefit equal to the amount we have accrued to date toward his Normal Retirement Benefit (the “Early Retirement Benefit”) in equal monthly installments for 15 years. If either executive terminates employment at any time following a change in control, regardless of age, we will pay him a lump sum benefit equal to the present value of his Normal Retirement Benefit. If either executive dies while employed with Fraternity Federal Savings and Loan Association, we will pay his beneficiaries a single lump sum benefit equal to the lesser of $1.0 million or a portion of the insurance proceeds from a life insurance policy on the life of the applicable executive pursuant to the terms of a death benefit plan agreement we have entered into with each executive. If an executive dies after terminating employment and while receiving payments under the SERP, we will pay his beneficiaries a lump sum payment equal to the present value of remaining scheduled payments under the SERP.

Under the terms of the Excess Benefit SERP, upon an executive’s separation of service, the Association will pay the executive a supplemental ESOP benefit and a supplemental savings benefit. The supplemental ESOP benefit and the supplemental savings benefit represent benefits we would have otherwise provided to the executives under the ESOP and 401(k) Plan but for certain limitations imposed on those plans by the Internal Revenue Code.

Upon a “Change of Control” before the complete scheduled repayment of the ESOP loan, the Excess Benefit SERP provides the executives with a benefit equal to the benefit the individual would have received under the ESOP had he remained employed throughout the term of the ESOP loan less the benefits actually provided under the ESOP. An individual’s benefit under the supplemental executive retirement plan, including previously credited amounts, generally becomes payable upon the executive’s separation from service.

The applicable benefits payable under the Excess Benefit SERP are to be paid to the participant, or, in the event of the participant’s death, to the participant’s beneficiary, in a single lump sum cash payment no later than 60 days following a participant’s separation of service.

OTHER INFORMATION RELATING TO

DIRECTORS AND EXECUTIVE OFFICERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s executive officers and directors, and persons who own more than 10% of any registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file. Based solely on the Company’s review of copies of the reports it has received and written representations provided to it from the individuals required to file the reports, the Company believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in Fraternity Community Bancorp common stock during the year ended December 31, 2012.

Transactions with Related Persons

Loans and Extensions of Credit. The Sarbanes-Oxley Act of 2002 generally prohibits loans by publicly traded companies to its executive officers and directors. However, the Sarbanes-Oxley Act contains a specific exemption from such prohibition for loans by banks to their executive officers and directors in compliance with federal banking regulations. Federal regulations generally require that all loans or extensions of credit to executive officers and directors of insured institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and must not involve more than the normal risk of repayment or present other unfavorable features, although federal regulations allow us to make loans to executive officers and directors at reduced interest rates if the loan is made under a benefit program generally available to all other employees that does not give preference to any executive officer or director over any other employee.

In addition, loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to the person and his or her related interests, are in excess of the greater of $25,000 or 5% of Fraternity Federal Savings and Loan Association’s capital and surplus, up to a maximum of $500,000, must be approved in advance by a majority of the disinterested members of the Board of Directors.

The outstanding balance of loans extended by Fraternity Federal Savings and Loan Association to its executive officers and directors and related parties was $882,000 at December 31, 2012, or approximately 3.0% of stockholders’ equity. Such loans were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to Fraternity Federal Savings and Loan Association, and did not involve more than the normal risk of collectability or present other unfavorable features when made. The loans were performing according to their original terms at December 31, 2012.

Other Transactions. During the year ended December 31, 2012, there have been no transactions and there are no currently proposed transactions in which we were or are to be a participant and the amount involved exceeds $120,000, and in which any of our executive officers, directors and nominee for director had or will have a direct or indirect material interest.

Policies and Procedures for Approval of Related Persons Transactions. The Company maintains a Policy and Procedures Governing Related Persons Transactions, which is a written policy and set of procedures for the review and approval or ratification of transactions involving related persons. Under the policy, related persons consist of directors, director nominees, executive officers, persons or entities known to us to be the beneficial owner of more than five percent of any outstanding class of voting securities of the Company, or immediate family members or certain affiliated entities of any of the foregoing persons.

Transactions covered by the policy consist of any financial transaction, arrangement or relationship or series of similar transactions, arrangements or relationships, in which:

•	the aggregate amount involved will or may be expected to exceed $50,000 in any calendar year;

•	the Company is, will or may be expected to be a participant; and

•	any related person has or will have a direct or indirect material interest.

The policy excludes certain transactions, including:

•	any compensation paid to an executive officer of the Company if the Compensation Committee of the Board of Directors approved (or recommended that the Board approve) such compensation;

•	any compensation paid to a director of the Company if the Board or an authorized committee of the Board approved such compensation; and

•

any transaction with a related person involving consumer and investor financial products and services provided in the ordinary course of the Company business and on substantially the same terms as those prevailing at the time for comparable services provided to unrelated third parties or to the Company’s employees on a broad basis (and, in the case of loans, in compliance with the Sarbanes-Oxley Act of 2002).

Related person transactions will be approved or ratified by the Audit Committee. In determining whether to approve or ratify a related person transaction, the Audit Committee will consider all relevant factors, including:

•	whether the terms of the proposed transaction are at least as favorable to the Company as those that might be achieved with an unaffiliated third party;

•	the size of the transaction and the amount of consideration payable to the related person;

•	the nature of the interest of the related person;

•	whether the transaction may involve a conflict of interest; and

•	whether the transaction involves the provision of goods and services to the Company that are available from unaffiliated third parties.

A member of the Audit Committee who has an interest in the transaction will abstain from voting on the approval of the transaction but may, if so requested by the Chair of the Committee, participate in some or all of the discussion relating to the transaction.

SUBMISSION OF BUSINESS PROPOSALS AND

STOCKHOLDER NOMINATIONS

The Company must receive proposals that stockholders seek to include in the proxy statement for the Company’s next annual meeting no later than December 13, 2013. If next year’s annual meeting is held on a date more than 30 calendar days from May 14, 2014, a stockholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation for such annual meeting. Any stockholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

The Company’s Bylaws provide that a person may not be nominated for election as a director of the Company unless that person is nominated by or at the direction of the Company’s Board of Directors or by a stockholder who has given appropriate notice to the Company before the meeting. Similarly, a stockholder may not bring business before an annual meeting unless the stockholder has given the Company appropriate notice of its intention to bring that business before the meeting. The Company’s Corporate Secretary must receive notice of the nomination or proposal not less than 90 days before the annual meeting; provided, however, that if less than 100 days’ notice of prior public disclosure of the date of the meeting is given or made to the stockholders, notice by the stockholder to be timely must be received not later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. A stockholder who desires to raise new business must provide certain information to the Company concerning the nature of the new business, the stockholder, the stockholder’s ownership in the Company and the stockholder’s interest in the business matter. Similarly, a stockholder wishing to nominate any person for election as a director must provide the Company with certain information concerning the nominee and the proposing stockholder. A copy of the Company’s Bylaws may be obtained from the Company.

STOCKHOLDER COMMUNICATIONS

The Company encourages stockholder communications to the Board of Directors and/or individual directors. Stockholders who wish to communicate with the Board of Directors or an individual director should send their communications to the care of Celeste Tolson, Corporate Secretary, Fraternity Community Bancorp, Inc., 764 Washington Boulevard, Baltimore, Maryland 21230. All communications that relate to matters that are within the scope of the responsibilities of the Board and its committees are to be presented to the Board no later than its next regularly scheduled meeting. Communications that relate to matters that are within the responsibility of one of the Board committees are also to be forwarded to the Chair of the appropriate Board committee. Communications that relate to ordinary business matters that are not within the scope of the Board’s responsibilities, such as customer complaints, are to be sent to the appropriate officer. Solicitations, junk mail and obviously frivolous or inappropriate communications are not to be forwarded, but will be made available to any director who wishes to review them.

MISCELLANEOUS

The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company. Additionally, directors, officers and other employees of the Company may solicit proxies personally or by telephone. None of these persons will receive additional compensation for these activities.

The Company’s Annual Report to Stockholders has been mailed to persons who were stockholders as of the close of business on April 1, 2013. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Corporate Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated in this proxy statement by reference.

If you and others who share your address own your shares in street name, your broker or other holder of record may be sending only one annual report and proxy statement to your address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, he or she should contact the broker or other holder of record. If you own your shares in street name and are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting your broker or other holder of record.

A copy of the Company’s Annual Report on Form 10-K, without exhibits, for the year ended December 31, 2012, as filed with the Securities and Exchange Commission, will be furnished without charge to persons who were stockholders as of the close of business on April 1, 2013 upon written request to Celeste Tolson, Corporate Secretary, Fraternity Community Bancorp, Inc., 764 Washington Boulevard, Baltimore, Maryland 21230.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ M. Celeste Tolson M. CELESTE TOLSON
Corporate Secretary

Baltimore, Maryland

April 12, 2013

REVOCABLE PROXY
FRATERNITY COMMUNITY BANCORP, INC.

ANNUAL MEETING OF STOCKHOLDERS MAY 14, 2013

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Michael P. O’Shea and William D. Norton, with full powers of substitution to act, as attorneys and proxies for the undersigned, to vote all shares of common stock of Fraternity Community Bancorp, Inc. (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at Fraternity Federal Savings and Loan Association’s main office located at 764 Washington Boulevard, Baltimore, Maryland, on Tuesday, May 14, 2013, at 4:00 p.m., local time, and at any and all adjournments thereof, as follows hereon.

	Mark here if you plan to attend the meeting.	☐
	Mark here for address change.	☐

IMPORTANT ANNUAL MEETING INFORMATION
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 14, 2013.	Comments:
THE NOTICE OF MEETING, PROXY STATEMENT AND PROXY CARD AND OTHER PROXY SOLICITING MATERIALS ARE AVAILABLE AT:

http://www.cfpproxy.com6986

FOLD HERE – PLEASE DO NOT DETACH – PLEASE ACT PROMPTLY PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE

☒ PLEASE MARK VOTES AS IN THIS EXAMPLE

		For	With- Hold
1.	The election as director of the nominee listed	☐	☐

William J. Baird III

		For	Against	Abstain
2.	The ratification of the appointment of Stegman & Company as the company’s independent registered public accounting firm for the fiscal year ending December 31, 2013	☐	☐	☐

Please be sure to date and sign this proxy card in the box below.

Sign above	Co-holder (if any) sign above

When shares are held by joint tenants, both should sign. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.

			For	Against	Abstain
3.	The approval of the compensation of the named executive officers.		☐	☐	☐

		One Year	Two Years	Three Years	Abstain
4.	The approval of the frequency of a stockholder vote to approve the compensation of the named executive officers.	☐	☐	☐	☐

Any such matters as they may properly come before the meeting, or any adjournments thereof.

If no direction is made, this proxy will be voted FOR Proposals 1, 2, 3 and for Proposal 4, “One Year.”

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NAMED NOMINEE, THE LISTED PROPOSALS AND THAT THE STOCKHOLDER VOTE TO APPROVE THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS BE HELD EVERY YEAR.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE NAMED NOMINEE, THE LISTED PROPOSALS AND FOR THE STOCKHOLDER VOTE TO APPROVE THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS BE HELD EVERY YEAR. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, INCLUDING MATTERS RELATING TO THE CONDUCT OF THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY AS DETERMINED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Corporate Secretary of the Company at the Annual Meeting of the stockholder’s decision to terminate this Proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

The undersigned acknowledges receipt from the Company, prior to the execution of this Proxy of Notice of the Annual Meeting of a Proxy Statement dated April 12, 2013 and the Company’s 2012 Annual Report to Stockholders.

[FRATERNITY COMMUNITY BANCORP LETTERHEAD]

TO: PARTICIPANTS IN THE FRATERNITY FEDERAL SAVINGS AND LOAN ASSOCIATION

EMPLOYEE STOCK OWNERSHIP PLAN

As a participant in the Fraternity Federal Savings and Loan Association Employee Stock Ownership Plan (the “ESOP”) you are entitled to direct the ESOP Trustee how to vote the shares of Fraternity Community Bancorp, Inc. common stock allocated to your ESOP account on the proposals presented at the Annual Meeting of Stockholders of Fraternity Community Bancorp, Inc. (“Fraternity”) on May 14, 2013.

The ESOP Trustee will vote all allocated shares of Fraternity common stock as directed by the ESOP participants. The Trustee will vote unallocated shares of Fraternity common stock held in the ESOP Trust and the allocated shares for which timely instructions are not received in a manner calculated to most accurately reflect the instructions the ESOP Trustee receives from participants, subject to its fiduciary duties.

HOW TO EXERCISE YOUR RIGHTS. You may direct the voting of shares allocated to your ESOP account by completing, signing and returning the enclosed ESOP Voting Instruction Card. Please note that to direct the ESOP Trustee to vote with respect to any of the proposals presented at the Annual Meeting, you must specifically mark your instructions on the ESOP Voting Instruction Card. Items left blank will not be considered instructions to the ESOP Trustee.

CONFIDENTIALITY OF VOTING INSTRUCTIONS. Your voting instructions to the ESOP Trustee will be completely confidential. Registrar and Transfer Company (“RTCO”), Fraternity’s transfer agent, will tabulate the voting instructions provided by ESOP participants and report the voting results to the ESOP Trustee. RTCO has agreed to maintain your voting instructions in strict confidence. In no event will your voting instructions be reported to Fraternity or Fraternity Federal Savings and Loan Association. ESOP Voting Instruction Cards are to be sent (using the postage-paid envelopes provided) to RTCO and should not be sent to Fraternity.

DELIVERY OF PROXY MATERIALS. A copy of Fraternity’s Proxy Statement for the 2013 Annual Meeting of Stockholders and a copy of its 2012 Annual Report to Stockholders are enclosed for your review. As noted in the Proxy Statement, the 2013 Annual Meeting is scheduled for Tuesday, May 14, 2013, at 4:00 p.m., local time, in Baltimore, Maryland.

DEADLINE FOR VOTING. Your signed and completed ESOP Voting Instruction Card must be received by RTCO by 11:59 p.m. Eastern Time on May 7, 2013. If you participate in more than one Fraternity benefit plan that holds Fraternity common stock, please vote all of the Voting Instruction Cards you receive.

VOTING INSTRUCTION CARD
FRATERNITY COMMUNITY BANCORP, INC.

ANNUAL MEETING OF STOCKHOLDERS MAY 14, 2013

The undersigned hereby instructs First Trust of MidAmerica, services provided by Community Bank of Pleasant Hill (the “ESOP Trustee”), to vote all shares of common stock of Fraternity Community Bancorp, Inc. (the “Company”) which are allocated to the account(s) of the undersigned pursuant to the Fraternity Federal Savings and Loan Association Employee Stock Ownership Plan (the “ESOP”) at the Annual Meeting of Stockholders to be held at the Fraternity Federal Savings and Loan Association main office located at 764 Washington Boulevard, Baltimore, Maryland on Tuesday, May 14, 2013 at 4:00 p.m., local time, and at any and all adjournments thereof, as set forth hereon.
Mark here if you plan to attend the meeting. ☐
Mark here for address change. ☐

Comments:

FOLD HERE – PLEASE DO NOT DETACH – PLEASE ACT PROMPTLY PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE

☒ PLEASE MARK VOTES AS IN THIS EXAMPLE

		For	With- Hold
1.	The election as director of the nominee listed	☐	☐

William J. Baird III

Please be sure to sign and date this Voting Instruction Card in the box below.	Date

Participant sign above

			For	Against	Abstain
E S O P	2.	The ratification of the appointment of Stegman & Company as the company’s independent registered public accounting firm for the fiscal year ending December 31, 2013	☐	☐	☐
			For	Against	Abstain
	3.	The approval of the compensation of the named executive officers.	☐	☐	☐

		One Year	Two Years	Three Years	Abstain
	4.	The approval of the frequency of a stockholder vote to approve the compensation of the named executive officers. ☐	☐	☐	☐

The undersigned acknowledges receipt from the Company prior to the execution of this Voting Instruction Card, of a Proxy Statement dated April 12, 2013 and the Company’s 2012 Annual Report to Stockholders.

In order to be effective, voting instructions must be received by Registrar and Transfer Company no later than 11:59 p.m. Eastern time on May 7, 2013. You must specifically mark your instructions on this Voting Instruction Card. Items left blank will not be considered instructions to the ESOP Trustee.

The Board of Directors of the Company recommends a vote “FOR” the named nominee, the listed proposals and “FOR” the stockholder vote to approve the compensation of the named executive officers be held every year.

[FRATERNITY COMMUNITY BANCORP LETTERHEAD]

TO: PARTICIPANTS IN THE FRATERNITY FEDERAL SAVINGS AND LOAN ASSOCIATION

401(k) PLAN

As a participant in the Fraternity Federal Savings and Loan Association 401(k) Plan (the “401(k) Plan”) you are entitled to direct the 401(k) Plan Trustees how to vote the shares of Fraternity Community Bancorp, Inc. common stock credited to your 401(k) Plan account on the proposals presented at the Annual Meeting of Stockholders of Fraternity Community Bancorp, Inc. (“Fraternity”) on May 14, 2013.

The 401(k) Plan Trustees will vote all shares of Fraternity common stock for which timely voting instructions are received as directed by the 401(k) Plan participants. The Trustees will vote all shares for which no instructions are given or for which instructions were not timely received in a manner calculated to most accurately reflect the instructions the 401(k) Plan Trustees receive from participants, subject to their fiduciary duties.

HOW TO EXERCISE YOUR RIGHTS. You may direct the voting of shares credited to your 401(k) Plan account by completing, signing and returning the enclosed 401(k) Plan Voting Instruction Card. Please note that to direct the 401(k) Plan Trustees to vote with respect to any of the proposals presented at the Annual Meeting, you must specifically mark your instructions on the 401(k) Plan Voting Instruction Card. Items left blank will not be considered instructions to the 401(k) Plan Trustees.

CONFIDENTIALITY OF VOTING INSTRUCTIONS. Your instructions to the 401(k) Plan Trustees will be completely confidential. Registrar and Transfer Company (“RTCO”), Fraternity’s transfer agent, will tabulate the voting instructions provided by 401(k) Plan participants and report the voting results to the 401(k) Plan Trustees. RTCO has agreed to maintain your voting instructions in strict confidence. In no event will your voting instructions be reported to Fraternity or Fraternity Federal Savings and Loan Association. 401(k) Plan Voting Instruction Cards are to be sent (using the postage-paid envelopes provided) to RTCO and should not be sent to Fraternity.

DELIVERY OF PROXY MATERIALS. A copy of Fraternity’s Proxy Statement for the 2013 Annual Meeting of Stockholders and a copy of its 2012 Annual Report to Stockholders are enclosed for your review. As noted in the Proxy Statement, the 2013 Annual Meeting is scheduled for Tuesday, May 14, 2013, at 4:00 p.m., local time, in Baltimore, Maryland.

DEADLINE FOR VOTING. Your signed and completed 401(k) Plan Voting Instruction Card must be received by RTCO by 11:59 p.m. Eastern Time on May 7, 2013. If you participate in more than one Fraternity benefit plan that holds Fraternity common stock, please vote all of the Voting Instruction Cards you receive.

VOTING INSTRUCTION CARD
FRATERNITY COMMUNITY BANCORP, INC.

ANNUAL MEETING OF STOCKHOLDERS MAY 14, 2013

The undersigned hereby instructs First Trust of MidAmerica, services provided by Community Bank of Pleasant Hill (the “ESOP Trustee”), to vote all shares of common stock of Fraternity Community Bancorp, Inc. (the “Company”) which are allocated to the account(s) of the undersigned pursuant to the Fraternity Federal Savings and Loan Association Employee Stock Ownership Plan (the “ESOP”) at the Annual Meeting of Stockholders to be held at the Fraternity Federal Savings and Loan Association main office located at 764 Washington Boulevard, Baltimore, Maryland on Tuesday, May 14, 2013 at 4:00 p.m., local time, and at any and all adjournments thereof, as set forth hereon.

Mark here if you plan to attend the meeting.	☐
Mark here for address change.	☐

Comments:

FOLD HERE – PLEASE DO NOT DETACH – PLEASE ACT PROMPTLY PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE

		For	With- Hold
1.	The election as director of the nominee listed	☐	☐

William J. Baird III

Please be sure to sign and date this Voting Instruction Card in the box below.	Date

Participant sign above

			For	Against	Abstain
4 0 1 (k)	2.	The ratification of the appointment of Stegman & Company as the company’s independent registered public accounting firm for the fiscal year ending December 31, 2013	☐	☐	☐
			For	Against	Abstain
	3.	The approval of the compensation of the named executive officers.	☐	☐	☐

		One Year	Two Years	Three Years	Abstain
	4.	The approval of the frequency of a stockholder vote to approve the compensation of the named executive officers. ☐	☐	☐	☐

The undersigned acknowledges receipt from the Company prior to the execution of this Voting Instruction Card, of a Proxy Statement dated April 12, 2013 and the Company’s 2012 Annual Report to Stockholders.

In order to be effective, voting instructions must be received by Registrar and Transfer Company no later than 11:59 p.m. Eastern time on May 7, 2013. You must specifically mark your instructions on this Voting Instruction Card. Items left blank will not be considered instructions to the ESOP Trustee.

The Board of Directors of the Company recommends a vote “FOR” the named nominee, the listed proposals and “FOR” the stockholder vote to approve the compensation of the named executive officers be held every year.